Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents

27. Cash and cash equivalents

	2023 £m	2022 £m
Cash at bank and in hand	748	879
Cash equivalents	2,188	2,844
	2,936	3,723
Cash and cash equivalents included £190 million (2022: £200 million) not available for general use due to restrictions applying in the subsidiaries where it is held. Restrictions include exchange controls and taxes on repatriation. During 2022, £1,421 million was transferred to assets held for sale relating to Consumer Healthcare which was demerged during that year (see Note 41, 'Acquisitions and disposals').